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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2000


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



             TEXAS                           0-25141               76-0579161
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



   9600 BELLAIRE BOULEVARD, SUITE 252
              HOUSTON, TEXAS                                           77036
(Address of principal executive offices)                             (Zip Code)




       Registrant's telephone number, including area code: (713) 776-3876

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       ITEM 5. OTHER EVENTS.

      On June 1, 2000, the registrant issued a press release, a copy of which is included herewith as Exhibit 99.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


EXHIBIT
 NUMBER                         DESCRIPTION OF EXHIBIT
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   99        Press release issued by MetroCorp Bancshares, Inc. on June 1, 2000.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METROCORP BANCSHARES, INC.



                                      By: /s/ DAVID TAI
                                              David Tai
                                              Executive Vice President

Dated:  June 1, 2000

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                               DESCRIPTION
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   99        Press release issued by MetroCorp Bancshares, Inc. on June 1, 2000

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